UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2008

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

WA	000-24151	91-1574174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. Riverside Ave., Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 509-456-8888

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the completion of his term and in accordance with the mandatory retirement policies of the Registrant, Jimmie T.G. Coulson retired as a director as of the annual meeting of shareholders held on May 19, 2008; Mr. Coulson's position as a director has not been filled.

Mr. Coulson was a founding shareholder of Inland Northwest Bank and served as a director of the bank since its inception in 1989. The Company was incorporated in 1991 and became the sole shareholder of the bank in 1993; Mr. Coulson served as a director of the Company since its inception.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northwest Bancorporation, Inc.
Date: May 23, 2008	/s/ Randall L. Fewel Randall L. Fewel President and Chief Executive Officer